SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : January 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-11                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-through Certificates, Series 2001-AR24 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Homeside Lending, Inc., as servicer, Vesta Servicing, L.P., as servicer and special servicer, First Union National Bank, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On January 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 25, 2002 is filed as
               Exhibit 99.1 hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 30, 2002            By: /s/  Thomas M. Britt
                                        Thomas M. Britt
                                        Trust Officer

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 25, 2002

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 25, 2002

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

                    CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24
                                Statement to Certificate Holders
                                      January 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA       36,223,900.00      36,013,901.50    2,878,033.31     189,920.76     3,067,954.07   0.00         0.00       33,135,868.19
IIA      78,324,000.00      73,919,704.19    7,267,160.52     381,928.71     7,649,089.23   0.00         0.00       66,652,543.67
IIIA    202,206,000.00     197,509,741.35    8,813,642.28   1,015,364.81     9,829,007.09   0.00         0.00      188,696,099.07
IVA     167,110,000.00     165,798,039.29    1,145,805.37     328,832.78     1,474,638.15   0.00         0.00      164,652,233.92
AR              100.00               0.00            0.00           0.00             0.00   0.00         0.00                0.00
IVM1      6,738,000.00       6,738,000.00            0.00      17,294.20        17,294.20   0.00         0.00        6,738,000.00
IVM2      3,593,000.00       3,593,000.00            0.00      11,467.66        11,467.66   0.00         0.00        3,593,000.00
IVB       2,247,629.00       2,247,629.00            0.00       8,859.40         8,859.40   0.00         0.00        2,247,629.00
CB1       4,226,000.00       4,221,371.93      261,439.68      22,585.31       284,024.99   0.00         0.00        3,959,932.25
CB2       1,625,000.00       1,623,220.40      100,529.93       8,684.60       109,214.53   0.00         0.00        1,522,690.47
CB3         976,000.00         974,931.14       60,379.82       5,216.11        65,595.93   0.00         0.00          914,551.32
CB4         487,000.00         486,466.67       30,128.05       2,602.71        32,730.76   0.00         0.00          456,338.62
CB5         325,000.00         324,644.08       20,105.99       1,736.92        21,842.91   0.00         0.00          304,538.09
CB6         650,996.00         650,283.07       40,273.59       3,479.16        43,752.75   0.00         0.00          610,009.48
TOTALS  504,732,625.00     494,100,932.62   20,617,498.54   1,997,973.13    22,615,471.67   0.00         0.00      473,483,434.08

IIIX    202,206,000.00     197,509,741.35            0.00      58,100.78        58,100.78   0.00         0.00      188,696,099.07
IVX     179,688,629.29      79,266,335.83            0.00           0.00             0.00   0.00         0.00      178,979,963.36
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA    22540VGJ5      994.20276392      79.45122723     5.24296832       84.69419554       914.75153669     IA       6.328248 %
IIA   22540VGK2      943.76824715      92.78331699     4.87626666       97.65958365       850.98493016     IIA      6.200166 %
IIIA  22540VGL0      976.77487983      43.58744192     5.02143759       48.60887951       933.18743791     IIIA     6.169001 %
IVA   22540VGM8      992.14911908       6.85659368     1.96776243        8.82435611       985.29252540     IVA      2.380000 %
AR    22540VGV8        0.00000000       0.00000000     0.00000000        0.00000000         0.00000000     AR       6.328248 %
IVM1  22540VGP1    1,000.00000000       0.00000000     2.56666667        2.56666667     1,000.00000000     IVM1     3.080000 %
IVM2  22540VGQ9    1,000.00000000       0.00000000     3.19166713        3.19166713     1,000.00000000     IVM2     3.830000 %
IVB   22540VGU0    1,000.00000000       0.00000000     3.94166475        3.94166475     1,000.00000000     IVB      4.730000 %
CB1   22540VGR7      998.90485802      61.86457170     5.34437056       67.20894226       937.04028632     CB1      6.420277 %
CB2   22540VGS5      998.90486154      61.86457231     5.34436923       67.20894154       937.04028923     CB2      6.420277 %
CB3   22540VGT3      998.90485656      61.86456967     5.34437500       67.20894467       937.04028689     CB3      6.420277 %
CB4   22540VGW6      998.90486653      61.86457906     5.34437372       67.20895277       937.04028747     CB4      6.420277 %
CB5   22540VGX4      998.90486154      61.86458462     5.34436923       67.20895385       937.04027692     CB5      6.420277 %
CB6   22540VGY2      998.90486270      61.86457367     5.34436464       67.20893830       937.04028903     CB6      6.420277 %
TOTALS               978.93599135      40.84835717     3.95847827       44.80683544       938.08763418

IIIX  22540VGN6      976.77487983       0.00000000     0.28733460        0.28733460       933.18743791      IIIX    0.353000 %
IVX   22540VGZ9      997.64985986       0.00000000     0.00000000        0.00000000       996.05614483      IVX     0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24
                                        Statement to Certificate Holders
                                                January 25, 2002


Sec. 4.04(a)(i)         Scheduled Principal Payments                                   469,956.14
                        Principal Prepayments                                       19,288,109.48

Section 4.04(a)(ii)     Current Interest                                             2,056,073.92
                        Carryforward Interest                                                0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                      0.00
                        Certificate Principal Shortfalls                                     0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                     475,232,535.16
                        Loan Group 1 Aggregate Loan Balance                         34,006,072.95
                        Loan Group 2 Aggregate Loan Balance                         68,499,215.60
                        Loan Group 3 Aggregate Loan Balance                        193,747,283.25
                        Loan Group 4 Aggregate Loan Balance                        178,979,963.36

Section 4.04(a)(vi)     Master Servicing Fees                                          122,481.79
                        TGIC Fees                                                       54,149.14
                        Servicing Fees                                                   4,124.92

Section 4.04(a)(viii)   Current Advances                                                     0.00
                        Outstanding Advances                                                 0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                             3.00
                        Balance of Loans delinquent 31 to 60 days                      175,964.28
                        Number of Loans delinquent 61 to 90 days                             0.00
                        Balance of Loans delinquent 61 to 90 days                            0.00
                        Number of Loans delinquent 91 or more days                           0.00
                        Balance of Loans delinquent 91 or more days                          0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                             0.00
                        Balance of Loans delinquent 31 to 60 days                            0.00
                        Number of Loans delinquent 61 to 90 days                             0.00
                        Balance of Loans delinquent 61 to 90 days                            0.00
                        Number of Loans delinquent 91 or more days                           0.00
                        Balance of Loans delinquent 91 or more days                          0.00

                        Group 3
                        Number of Loans delinquent 31 to 60 days                             0.00
                        Balance of Loans delinquent 31 to 60 days                            0.00
                        Number of Loans delinquent 61 to 90 days                             0.00
                        Balance of Loans delinquent 61 to 90 days                            0.00
                        Number of Loans delinquent 91 or more days                           0.00
                        Balance of Loans delinquent 91 or more days                          0.00

                        Group 4
                        Number of Loans delinquent 31 to 60 days                             1.00
                        Balance of Loans delinquent 31 to 60 days                      273,521.89
                        Number of Loans delinquent 61 to 90 days                             1.00
                        Balance of Loans delinquent 61 to 90 days                      289,244.43
                        Number of Loans delinquent 91 or more days                           0.00
                        Balance of Loans delinquent 91 or more days                          0.00

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24
                                        Statement to Certificate Holders
                                            January 25, 2002


            Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 3
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 4
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.04 (a)(x)
                       Rolling Three Month Delinquency Rate                     0.080804 %


Section 4.04(a)(xi)    REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 3
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 4
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Section 4.04(a)(xii)   Current Realized Losses                                        0.00
                       Aggregate Realized Losses                                      0.00
Section 4.04(a)(xiii)  Weighted Average Term to Maturity
                        Group 1                                                       276
                        Group 2                                                       336
                        Group 3                                                       354
                        Group 4                                                       356

Section 4.04(a)(xiv)   Number of Claims Submitted under the tgic PMI policy           0.00
                       Number of Claims Submitted under the tgic PMI policy           0.00
                       Total Amount of Claims Submitted under the tgic PMI policy     0.00
                       Total of Claims Paid under the tgic PMI policy                 0.00

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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